Exhibit 99.1

Investor Presentation
(NASDAQ: DCTH)
November 2011

2  DELCATH SYSTEMS, INC
Forward-looking Statements
This presentation contains forward-looking statements, within the meaning of federal securities laws, related to future events and future financial performance which include statements about our expectations, beliefs, plans, objectives, intentions, goals, strategies, assumptions and other statements that are not historical facts. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions, which could cause actual results to differ materially from expected results, performance or achievements expressed or implied by statements made herein. Our actual results could differ materially from those anticipated in forward-
looking statements for many reasons, including, but not limited to; uncertainties relating to the time required to build inventory and establish commercial operations in Europe, CE Marking for the
Generation Two High Efficiency filter, the timing of our commercial launch in Europe, adoption, use and resulting sales, if any, for the CHEMOSAT system in the EEA, our ability to successfully commercialize the chemosaturation system and the potential of the system as a treatment for patients with cancer in the liver, availability of melphalan in the EEA, acceptability of the Phase III clinical trial data by the FDA, our ability to address the issues raised in the Refusal to File letter received from the FDA and the timing of our re-submission of our NDA, re-submission and acceptance of the Company’s NDA by the FDA, approval of the Company’s NDA for the treatment of metastatic melanoma to the liver, adoption, use and resulting sales, if any, in the United States, approval of the current or future chemosaturation system for other indications or the same indication in other foreign markets, actions by the FDA or other foreign regulatory agencies, our ability to successfully enter into distribution and strategic partnership agreements in foreign markets and the corresponding revenue associated with such foreign markets, our ability to secure reimbursement for the chemosaturation system, progress of our research and development programs and results of future clinical trials, uncertainties regarding our ability to obtain financial and other resources for any research, development and commercialization activities, overall economic conditions and other factors described in our filings with the Securities and Exchange
Commission including the section entitled ‘‘Risk Factors’’ in our most recent Annual Report on Form 10-
K and our Reports on Form 10-Q and Form 8-K.

3  DELCATH SYSTEMS, INC
Company Highlights
• Our goal is making established chemotherapeutic drugs work better in target organs
• Initial focus is high dose chemotherapy for improved disease control in the liver
• Successful and highly statistically significant Phase 3 trial results reported
• Encouraging Phase 2 data in additional tumor types
• On verge of commercial launch in Europe
• Filed for CE Marking for Gen Two High Efficiency Filter
• Positioned to address potential $3.0 billion long term European labeled market opportunity
• Filing applications seeking regulatory approval in multiple foreign markets
• Intend to re-file NDA as soon as possible following January meeting with FDA
• Potential $675 million US labeled market opportunity
• Issued patents and orphan drug designations create competitive barriers
• Deep and experienced management team
Concentrating the Power of Chemotherapy for Disease Control in the Liver

Patients
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
HCC
CRC
NET
Melanoma
18,386
64,416
8,638
10,123
13,505
US
EU (DE, IT, FR, UK, SP, NL)
ASIA (China, S. Korea, Japan, Australia, Taiwan)

*TPM Total Potential Market
**TPM for initial U.S. labeled indication only

4  DELCATH SYSTEMS, INC
Potential Multi-Billion Dollar Market Opportunity*
Transparent Areas
Represent Potential
Additional Indications
13,505**
101,563
355,712
• CE Mark in EU for delivery of melphalan to
 the liver permits physician use on a broad
 range of liver cancers
• Potential $3 Billion long term EU Market
 Opportunity*
• Leverage CE Mark to gain regulatory
 approvals in Asia, America’s (EX US), MEA,
 and Australia
• Potential $8 Billion Asia/Australia Market
 Opportunity*
• Seeking initial indication for metastatic
 melanoma in U.S., a potential $670 million **
 market opportunity

• Significant potential label expansion is
 possible in U.S. in the future with additional
 clinical studies

5  DELCATH SYSTEMS, INC
Spectrum of Liver Cancer Treatments
Existing Treatments Involve Significant Limitations
Type of Treatment	Advantages	Disadvantages
Systemic	☐ Non-invasive ☐ Repeatable	– Systemic toxicities – Limited efficacy in liver
Regional (e.g., IHP)	☐ Therapeutic effect ☐ Targeted	– Invasive/limited repeatability – Multiple treatments are required
Focal	☐ Isolated removal of tumor	– 90% unresectable – Invasive and/or limited repeatability

Axillary v.
IVC
Gastroduodenal art.
Sup. mesenteric v.
Outflow
Inflow
Perfusion Circuit
Veno-Veno Bypass
Saphenous v.

6  DELCATH SYSTEMS, INC
Open Surgical IHP - Where It All Began
Isolated Hepatic Perfusion: Proof of Concept, but High Morbidity and Non-Repeatable

Blood Return
Catheter
Chemo Filtration
System
Flow
Sensor
Chemo Isolation
Catheter
Chemo Delivery
Catheter
Veno-Veno
Bypass Pump

7  DELCATH SYSTEMS, INC
The Delcath Chemosaturation System
Three Steps of Chemosaturation
1) ISOLATION
2) SATURATION
3) FILTRATION
Advantages of Chemosaturation
• Improved disease control in the
 liver
• Treats entire liver
• Allows for ~ 100x effective dose
 escalation of drug agents at
 tumor site
• Controls systemic toxicities
• Repeatable
• Complements systemic therapy
Minimally Invasive, Repeatable Liver Procedure That Could Complement Systemic Therapy
Note: Image not to scale.

8  DELCATH SYSTEMS, INC
Melphalan Dosing & Background
• Well understood, dose dependant, tumor preferential, alkylating cytotoxic agent that demonstrates no hepatic toxicity
• Manageable systemic toxicities associated with Neutropenia and Cytopenia
• Drug dosing over 10x higher than FDA-approved dose via systemic IV chemotherapy
• Dose delivered to tumor is approximately 100x higher than that of systemic IV chemotherapy
Type	Dosing (mg/kg)
Multiple Myeloma (label)	0.25
Chemoembolization	0.62
Surgical Isolated Hepatic Perfusion (IHP)	1.50
Myeloablation	2.50-3.50
Chemosaturation (PHP)	3.00
An established Drug For Liver Cancer Therapy

9  DELCATH SYSTEMS, INC
What Chemosaturation Offers
Patients:
 o Significant improvement in disease control in the liver compared to standard of care in patients with unresectable hepatic melanoma mets
 o Manageable systemic toxicities
 o Time, so that primary cancers can continue to be treated
Physicians:
 o Novel, targeted liver directed treatment to complement other cancer therapies
 o Repeatable, percutaneous procedure
 o Ability to treat the entire liver, including both visible and micro tumors
 o Ability to continue treating patients for extra-hepatic disease
Attractive Clinical and Economic Proposition For Patient and Providers

10  DELCATH SYSTEMS, INC
Interventional
Radiologist
Patient
Primary
Care
Medical
Oncologist
Offers systemic therapy to
treat Cancer
Oncologist
Offers resection or other focal therapy
to treat cancer in Liver
Transferred for
chemosaturation
Diagnosis
of Cancer
Identification of liver
involvement
with no improvement from
systemic therapy
When liver disease is
controlled, patients return to the
Medical Oncologist for
additional systemic therapy

11  DELCATH SYSTEMS, INC
Summary of Updated Phase III Results*
• Primary endpoint exceeded, p value = 0.0001, hazard ratio of .35
 o Treatment arm shows 5x median hepatic progression free (hPFS) survival compared to control arm
 o CS/PHP median hPFS of 8.0 months compared to 1.6 months for BAC
 o 86% overall clinical benefit (CR + PR + SD)
• Secondary endpoints support results
 o OS Secondary endpoint - No difference in Kaplan-Meier curves due to cross over treatment response (9.8 months compared to 9.9 months)
 o CS/PHP median overall PFS of 6.7 months vs 1.6 months for BAC
• OS exploratory cohort analysis favorable
 o Median survival of 9.8 months for treatment arm compared to 4.1 months non-crossover BAC patients
 o Median survival of 11.4 months for all patients treated with melphalan, including crossover
 o 13 treatment patients (5 treatment, 8 crossover) and 2 BAC patients still alive at 6/30/2011
• Safety profile - expected and consistent with currently approved labeling for melphalan
 o Treatment related Deaths: 3/40 patients (7.5%) 3/116 procedures (2.6%)
 o Neutropenic Sepsis (n=2) 5%, Hepatic Failure (n=1) 2.5% (95% tumor burden)
Trial Outcomes Favorable and Consistent with Special Protocol Assessment
* Presented at 2011 ECCO/ESMO Annual Meeting

12  DELCATH SYSTEMS, INC
Phase 2 NCI Trial - Metastatic Neuroendocrine (mNET) Cohort
Pre-CS
(Baseline)
Post-CS #2
(+4 Months)
Post-CS #1
(+6 Weeks)
Promising Initial Response Rate in Attractive Market
Phase 2 mNET Tumor Cohort (n=24)*
Number (n)
Primary Tumor Histology
Carcinoid	4
Pancreatic Islet Cell	20
Response
Not Evaluable (Toxicity, Incomplete Treatment, Orthotopic Liver Transplantation)	4
Progressive Disease	2
Minor Response / Stable Disease	4
Partial Response (30.0% - 99.0% Tumor Reduction)	13
Complete Response (No Evidence of Disease)	1
Objective Tumor Response	14
Objective Tumor Response Rate	70%
Duration (months)
Median Hepatic PFS	15.5
Overall Survival After CS	30.4
*Presentation at ECCO/ESMO 2011 annual meeting

13  DELCATH SYSTEMS, INC
Gen Two High Efficiency (HE) Filter
STATUS:
 o Melphalan - consistent first pass removal efficiency of 98% or better in both in vitro and pre-
 clinical, GLP animal studies
 o New trade secret manufacturing process for filter medium
 o Accelerated development timeline
 o Filed for CE marking for Gen Two HE Filter and expect to receive in Q1 2012
 o Potential EU commercial launch in Q1 2012 with Gen Two HE Filter, assuming CE Mark received
 o Planned Expanded Access Program (EAP) with use of Gen Two product with HE Filter
EXPECTED BENEFITS:
 o Reduced systemic toxicity for improved safety profile
 o Concomitant Therapy (complements systemic therapies)
 o Increased utility in a wider range of patients
Gen Two HE Filter has the Potential to Enhance Procedure and Market Opportunity

14  DELCATH SYSTEMS, INC
Product Development Pipeline
• Melanoma liver mets
• Proprietary drug-melphalan &
 apparatus
• All liver cancers - melphalan
• Class III device
• 3rd party melphalan
• Additional data generation in
 HCC,mCRC and mNET
• Additional drugs
• Other organs
• Broaden label
• Other liver cancers - melphalan
• Apparatus improvements
Initial Opportunity
Near Term (< 5 years)
Intermediate Term (> 5 years)
• Primary liver cancer (HCC)
• Drug-melphalan & apparatus
• Proprietary melphalan drug
 approval
• Apparatus improvements
• Additional drugs
• Other organs
• Broaden label
• Other liver cancers - melphalan
• Additional drugs
• Other organs
Robust Development Program Planned
• Leverage CE Mark approval
• HCC clinical trial
• 3rd party melphalan

15  DELCATH SYSTEMS, INC
Clinical Data Development Goals
• Generate data to establish Chemosaturation as the Standard Of Care
 (SOC) for disease control in the liver.
• Utilize Gen Two High Efficiency (HE) Filter
 o Concomitant therapy to complement standard of care treatments
 o Increase safety of procedure
• Potential clinical trials to expand data:
 o HCC: 1L Phase 2 randomized Chemosaturation vs. Sorafenib;
    2L Phase 3 randomized Chemosaturation vs. Best Supportive Care for Sorafenib failure
 o mCRC: 2L Phase 2 signal seeking/safety Chemosaturation
 o US Expanded Access Program (EAP) (for Melanoma) with use of Gen Two product with HE Filter
Exciting Opportunities for New Clinical Data

Market Opportunity* by Disease (patients)

Melanoma
15,000
10,000
5,000
-
United States
Germany
China
Australia
UK
Italy
France
Netherlands
Spain
Taiwan
Japan
South Korea
NET
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
China
United States
Japan
Germany
France
UK
Italy
South Korea
Spain
Taiwan
Australia
Netherlands
CRC
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
China
United States
Japan
Germany
Italy
France
UK
Spain
South Korea
Australia
Netherlands
HCC
250,000
200,000
150,000
100,000
50,000
-
China
United States
Japan
South Korea
Italy
Taiwan
Germany
France
Spain
UK
Australia
Netherlands

16  DELCATH SYSTEMS, INC
• US - largest opportunity for Melanoma
• China- largest opportunity for HCC
• CRC - largest opportunity worldwide
*TPM Total Potential Market

17  DELCATH SYSTEMS, INC
European Markets
• CE Marking on CHEMOSAT device covers 30 countries in the
 European Economic Area (EEA)
• Indication is for “intra-arterial delivery of chemotherapeutic agent
 (melphalan hydrochloride) to the liver”
• Hospitals procure melphalan separately from existing sources
• Melphalan for injection approved in 14 countries and
 commercially available
• Estimate potentially applicable to ~100,000 patients annually
• 6 top countries (DE, UK, FR, IT, SP, NL) represent ~70% of total patient population
• Intend to target these 6 countries plus Ireland (“Target
 Countries”)
Large European Market Opportunity Concentrated in Target Countries

Establish EU Operations (2011)
Identify Initial Training Centers and Test Market (2011-2012)
Commercial Launch (2012)

18  DELCATH SYSTEMS, INC
European Commercialization Plans
Objective: Commercial adoption
Major Assumptions:
 • Gen Two HE filter available for commercial launch
 • Focus efforts in Target Countries
 • 6-8 Initial Training centers
 • Initiate test market in 2012 for 6 months to validate assumptions and finalize model
 • Full commercialization in 2H 2012
Tactics & Execution:
 • Market to medical oncologists via contract organization - Medical Science Liaison (MSL)
 • Sell to hospital-based interventional radiologists and surgeons with combination of direct sales and distributors
 • Establish European patient education & awareness programs (PR, website)
 • Leverage existing new technology reimbursement channels, while pursuing permanent procedure reimbursement via Health Technology Assessment (HTA)
 • Clinical trials to generate additional data for HCC and CRC
 • Planned Expanded Access Program (EAP) with use of Gen Two product with HE Filter
Strategy and Tactics to Address All Key Constituents

19  DELCATH SYSTEMS, INC
European Marketing Considerations
Reimbursement:
 o No centralized EEA device reimbursement body - regional and national systems
 o Devices typically reimbursed under DRG as part of a procedure
 o Immediate reimbursement plans:
 • Utilize existing codes where permitted until permanent reimbursement established (e.g. Italy)
 • Apply for funding under new technology programs (e.g. NUB in Germany and HAS in France)
 • Other oncology therapies currently reimbursed, despite lacking randomized data
 o Retained reimbursement experts to obtain new procedure specific coding and payment
 o Developing Health Technology Assessment (HTA)
 o Focused on highlighting clinical value proposition and demonstrating cost effectiveness
Melphalan:
 o CHEMOSAT system approved in the EEA for the intra-arterial administration of melphalan to the liver
 o Physicians will continue to procure melphalan independently and use in their professional opinion
 o Clinical experience in EEA and publications support use of melphalan for disease control in the liver
Clinical Data:
 o Delcath Phase 3 and Phase 2 data supplements extensive surgical IHP data with melphalan
 o Expect to initiate additional studies with Standard of Care (SOC) in 2012 with availability of HE filter in
 HCC and metastatic CRC
 o Marketing to medical oncologists will be data driven
Required Elements In Place To Support Commercial Launch

NUB (temporary reimbursement) application in place

Hospitals need to apply directly

2010 , out of 13865 requests 7480 representing 74 technologies were given temporary reimbursement status

Extra Tariff Funding negotiated at regional level

Italy is one of the most active countries seeking fast track funding schemes for innovative technology

Extra funding made available for innovative technologies

Premiums to be negotiated with the technology assessment agency for temporary reimbursement

Pass through payments negotiated directly with individual trusts

This funding can be applied for up to 2 years

Possibility of agreements individual hospitals.

Financing of healthcare budgets set at regional level with differences on reimbursement levels

Implementation of shared risk agreements

20  DELCATH SYSTEMS, INC
European Interim New Technology Reimbursement Programs
Interim New Technology Payment Programs Already Exist in Major European Markets

21  DELCATH SYSTEMS, INC
Market by Disease - EEA Device Only
	Germany (Direct)	UK (Direct)	France (Indirect)	Italy (Indirect)	Spain (Indirect)	Netherlands (Direct)	Total Potential (patients)	Potential Market ($ millions)1,2,3

Total Potential Market #Patients
Ocular Melanoma	403	296	294	284	197	79	1,553	$46.6
Cutaneous Melanoma	2,834	1,735	1,314	1,398	628	662	8,571	$257.1
CRC	18,978	10,155	10,490	13,952	7,694	3,151	64,420	$1,932.6
HCC (Primary)	3,941	1,734	3,645	6,253	2,616	197	18,386	$551.6
NET	2,168	1,624	1,645	1,579	1,185	438	8,639	$259.2
TOTAL	25,087	13,513	15,780	21,784	11,495	3,786	91,445	$3,047.1
Europe is Large Potential Market Opportunity for Device Only
1. Assumes 2.5 treatments per patient
2. Assumes ASP of $12K (device only)
3. Assumes mix of direct sales and distributors

22  DELCATH SYSTEMS, INC
U.S. FDA Regulatory Status
• On February 22, 2011, received Refusal to File (RTF) letter from the FDA
 ▪ Manufacturing plant inspection timing
 ▪ Product and sterilization validation
 ▪ Additional statistical analysis clarification
 ▪ Additional safety data
 o RTF stated that safety information provided was insufficient to allow FDA to accept our application and review the overall risk/benefit profile
 o FDA & SPA approved CRF’s did not collect all hospitalization data in the patient records in an effective manner
 o Follow-up meeting with FDA held in April 2011 to review proposed plan of action which includes:
 o No additional studies or generation of new data requested
 • Pre-NDA Submission meeting with FDA scheduled for mid-January 2012
 • Continued progress in collecting, entering and monitoring patient safety data from our clinical trial sites
 o Data migration to new database
 o Created new Case Report Form (CRF)
 o Data Entry and monitoring ongoing
Intend to Submit Revised NDA Following January Meeting With FDA

23  DELCATH SYSTEMS, INC
Market by Disease* - USA
Liver Metastasis	Potential Market # Patients	Potential Market # Procedures (Avg 2.5/patient)	Potential Market ($MM) $20K ASP **
Ocular Melanoma	1,622	4,055	$81.1
Cutaneous Melanoma	11,883	29,708	$594.2
TOTAL MELANOMA (Initial Expected Label)	13,505	33,763	$675.3
CRC	38,423	96,057	$1,921.1
HCC (Primary)	12,386	30,964	$619.3
NET	9,986	24,965	$499.3
TOTAL OTHER (Potential Label Expansion)	60,794	151,985	$3,039.7
*TPM Total Potential Market
** Estimated ASP

24  DELCATH SYSTEMS, INC
U.S. Commercialization Strategy
• Initial focus on leading cancer centers and referring community hospitals
• Market to Medical Oncologists via CSO
• Direct Strategy to sell to Interventional Radiologists and Surgeons: 12
 Sales & Medical Science Liaison territories ultimately expanding to as many as 60 territories as revenues ramp
• 5 Clinical Specialists initially to support site initiation and training
• Utilize top centers from Phase III trial as Centers of Excellence for training and support
Direct Sales Model Supplemented With CSO Detailing Program

25  DELCATH SYSTEMS, INC
U.S. Reimbursement Strategy
Strategy: intend to seek chemosaturation specific codes based upon value proposition relative to other cancer therapies
 o Physician:
 • Applied for for CPT Category III code
 • Convert the Category III code to Category I following FDA approval
 o Hospital:
 • Apply for new ICD-9/10 procedure code to capture full procedure of hepatic isolation and chemosaturation
 • Request new DRG based on costs above those of existing DRGs and clinical dissimilarity to other hepatic procedures in current DRGs
Pursuing New Specific Codes For Chemosaturation Procedure

26  DELCATH SYSTEMS, INC
Strategy For Asia, Ex US America’s, MEA and Australia
• Intend to leverage CE Mark to obtain reciprocal regulatory approvals for our Delcath Hepatic CHEMOSAT System
• Utilize existing 3rd party melphalan available to physicians
• Seek to secure strategic partners and specialty distributors
Combination of Direct Sales, Strategic Partnerships & Specialty Distributors

27  DELCATH SYSTEMS, INC
International Regulatory Status Update
• Leveraging the CE Mark for CHEMOSAT
• Completed product notification process for CHEMOSAT system with the Medicines and Medical Device Safety Authority in New
 Zealand
• Submitted applications to obtain regulatory approval for
 CHEMOSAT in Australia, Singapore and Hong Kong
• In the future intend to submit applications to obtain regulatory approval in certain key markets in Asia including Japan, Korea and Taiwan, as well as Canada, Latin America including Brazil and Argentina and the Middle East

28  DELCATH SYSTEMS, INC
Market by Disease - Australia/Asia
Initial Target Markets (China, Japan, S. Korea, Taiwan, Australia)
1. Assumes 2.5 treatments per patient
2. Assumes ASP of $9K
3. Assumes mix of systems with and without Delcath branded melphalan
4. Assumes sales by distributors
China
(Drug)
S. Korea
(Drug)
Japan
(Device)
Taiwan
(Drug)
Australia
(Device)
Total
Potential
(patients)
Potential
Market 1,2,3,4
Total Potential Market #Patients
HCC (Primary)
197,082
7,486
7,625
4,945
604
217,742
$4,899.2
Other
CRC
59,644
6,219
27,396
2,762
3,891
99,912
$2,248.0
NET
35,503
1,275
3,355
608
562
41,303
$929.3
Ocular
Melanoma
1,760
66
175
31
96
2,128
$47.9
Cutaneous
Melanoma
667
74
238
429
1,996
3,404
$76.6
OTHER TOTAL
292,229
14,980
38,376
8,315
5,057
358,957
$8,201.0
Asia Represents Potential $8.2 Billion Market Opportunity

29  DELCATH SYSTEMS, INC
Intellectual Property
Patent Protection
 • 7 issued U.S. patents, 10 foreign patents issued and 4 pending
 • Primary device patent set to expire August 2016
 • Up to 5 years of patent extension post FDA approval
Trade Secret Protection
 • Developed High Efficiency (HE) filter media via new manufacturing processes
FDA Protection
 • Orphan Drug Designation granted for melphalan in the treatment of ocular melanoma, cutaneous melanoma and metastatic neuroendocrine tumors, as well as for doxorubicin in the treatment of HCC
 o Provides 7 years of marketing exclusivity post FDA approval
 • Additional Orphan Drug applications to be filed for other drugs and indications, including melphalan for HCC and CRC
Multiple Levels of Protection

30  DELCATH SYSTEMS, INC
Deep and Experienced Management Team
Significant Combination Product Approval and Commercialization Experience
Executive	Title	Prior Affiliation(s)	Years of Experience
Eamonn Hobbs	President and CEO	AngioDynamics, E-Z-EM	30
Graham Miao, Ph.D	EVP & CFO	Dun & Bradstreet, Pagoda Pharma, Schering-Plough, Pharmacia	21
David McDonald	EVP Business Development	AngioDynamics, RBC Capital Markets	28
Krishna Kandarpa, M.D., Ph.D.	CMO and EVP, R&D	Harvard, MIT, Cornell, UMass	31
Agustin Gago	EVP, Global Sales & Marketing	AngioDynamics, E-Z-EM	29
Peter Graham, J.D.	EVP & General Counsel	Bracco, E-Z-EM	16
John Purpura	EVP, Regulatory Affairs & Quality Assurance	E-Z-EM, Sanofi-Aventis	27
Harold Mapes	EVP, Global Operations	AngioDynamics, Mallinkrodt	25
Bill Appling	SVP Operations & Medical Device R&D	AngioDynamics	25
Dan Johnston, Ph.D.	VP, Pharma R&D	Pfizer, Wyeth	10

FINANCIALS

32  DELCATH SYSTEMS, INC
Financial Summary
Financial & Operating Overview
• Follow On Offerings:  Raised ~ $94 million since November 2009
• Burn Rate:    $3.4 million average per month Q3 2011
• Cash:     $44.7 million at September 30, 2011
• Debt:      None
• Shares Out:    ~48 million (~55 million fully diluted*)
• Institutional Ownership:  ~23% at September 30, 2011
• Market Capitalization:  ~$160 million as of September 30, 2011
• Avg. Daily Volume (3 months) ~580,000
Balance Sheet Strengthened Significantly in Past Two Years To Support Growth Activities
As of September 30th, 2011 fully diluted includes an additional 4.2 million options at $5.04, 2.5 million warrants at $3.51, and 210,422 unvested restricted shares.

33  DELCATH SYSTEMS, INC
Company Highlights
• Our goal is making established chemotherapeutic drugs work better in target organs
• Initial focus is high dose chemotherapy for improved disease control in the liver
• Successful and highly statistically significant Phase 3 trial results reported
• Encouraging Phase 2 data in additional tumor types
• On verge of commercial launch in Europe
• Filed for CE Marking for Gen Two High Efficiency Filter
• Positioned to address potential $3.0 billion long term European labeled market opportunity
• Filing applications seeking regulatory approval in multiple foreign markets
• Intend to re-file NDA as soon as possible following January meeting with FDA
• Potential $675 million US labeled market opportunity
• Issued patents and orphan drug designations create competitive barriers
• Deep and experienced management team
Concentrating the Power of Chemotherapy for Disease Control in the Liver

34  DELCATH SYSTEMS, INC
Appendix I. - Delcath Sources for Market Estimates
American Cancer Society. Cancer Facts & Figures 2010. Atlanta: American Cancer Society; 2010.
Alexander, Richard H., David L. Bartlett, and Steven K. Libutti. "Current Status of Isolated Hepatic Perfusion With or
Without Tumor Necrosis Factor for the Treatment of Unresectable Cancers Confined to the Liver." The Oncologist 5
(2000): 416-24.
Blake, Simon P., Karen Weisinger, Michael B. Atkins, and Vassilios Raptopoulos. "Liver Metastases from Melanoma:
Detection with Multiphasic Contrast Enhanced CT." Radiology 213 (1999): 92-96. Print
Ferlay J, Shin HR, Bray F, Forman D, Mathers C and Parkin DM.
GLOBOCAN 2008, Cancer Incidence and Mortality Worldwide: IARC CancerBase No. 10 [Internet].
Lyon, France: International Agency for Research on Cancer; 2010. Available from: http://globocan.iarc.fr
Nawaz Khan, Ali, Sumaira MacDonald, Ajay Pankhania and David Sherlock. "Liver, Metastases: [Print] - EMedicine
Radiology." Liver, Metastases. EMedicine - Medical Reference, 10 Feb. 2009. Web.
<http://emedicine.medscape.com/article/369936-print>.
Neuroendocrine Tumors. Practice Guidelines in Oncology- v.2.2009. National Comprehensive Cancer Network
(NCCN). 2009.
Pawlik, Timothy M., Daria Zorzi, Eddie K. Abdalla, Bryan M. Clary, Jeffrey E. Gershenwald, Merrick I. Ross, Thomas A.
Aloia, Steven A. Curley, Luis H. Camacho, Lorenzo Capussotti, Dominique Elias, and Jean-Nicolas Vauthey. "Hepatic
Resection for Metastatic Melanoma: Distinct Patterns of Recurrence and Prognosis for Ocular Versus Cutaneous
Disease." Annals of Surgical Oncology 13.5 (2006): 712-20.

35  DELCATH SYSTEMS, INC
Appendix II. - Phase 3 Pivotal Trial Details

Best Alternative Care (BAC)
Investigator and patient decision
(any and all treatments)

36  DELCATH SYSTEMS, INC
Phase III Clinical Trial Design
Randomized to CS
92 patients: ocular
or cutaneous melanoma
CS/Melphalan
Treat every 4 weeks x 4 rounds
(responders can receive up to 6 rounds)
Cross-over
 Primary Trial Endpoint
 • Statistically significant difference in Hepatic Progression
 Free Survival (“hPFS”): p < 0.05
 • Over 80% of Oncologic drugs approved by FDA between
 2005 - 2007 on endpoints other than overall survival
Modeled hPFS for Trial Success:
7.73 months (CS)
vs.
4 months (BAC)
Secondary Trial Endpoints
•  Hepatic response and duration of hepatic response
•  Overall response and duration of overall response
•  Overall Survival - Diluted by Cross Over
•  SAP calls for analysis of various patient cohorts
Pre-CS (Baseline)
Post-CS (22+ Months)
Hepatic Response - Metastatic Melanoma
Fully Powered, 93 Patient, Randomized, Multi-Center NCI Led Study

37  DELCATH SYSTEMS, INC
ASCO 2010 Presentation of Phase 3 Clinical Trial Results
• Trial results exceed primary endpoint expectations; p value = 0.001
• Treatment arm shows 5x median hPFS compared to control arm
• CS/PHP median hPFS of 245 days compared to 49 days for BAC
• Hazard Ratio = .301
• Patients failed prior therapies (radiation, chemo, immuno, image guided local)
• 90% Ocular, 10% Cutaneous - No difference in response
• Overall PFS 186 vs. 46 days for BAC
• 34% response rate for CS/PHP compared to 2% for BAC
• 52% stable disease for CS/PHP compared to 27% for BAC
• 86% overall clinical benefit (CR + PR + SD)
Strong Clinical Trial Results

38  DELCATH SYSTEMS, INC
Summary of Phase III Results
• Primary endpoint exceeded, p value = 0.001, hazard ratio of .301
 o Treatment arm shows 5x median hepatic progression free (hPFS) survival compared to control arm
 o CS/PHP median hPFS of 245 days compared to 49 days for BAC
 o 86% overall clinical benefit (CR + PR + SD)
• Secondary endpoints support results
 o OS Secondary endpoint - No difference in Kaplan-Meier curves due to cross over treatment response (298 days compared to 301 days)
• OS cohort analysis favorable
 o Median survival of 298 days for treatment arm compared to 124 in non-crossover BAC patients
 o 14 treatment patients (6 treatment, 8 crossover) and 3 BAC patients still alive at 12/31/2010
• Safety profile - expected and consistent with currently approved labeling for melphalan
 o Treatment related Deaths: 3/40 patients (7.5%) 3/116 procedures (2.6%)
 o Neutropenic Sepsis (n=2) 5%, Hepatic Failure (n=1) 2.5% (95% tumor burden)
Trial Outcomes Favorable and Consistent with Special Protocol Assessment

39  DELCATH SYSTEMS, INC
Phase I/II NCI Trials - Neuroendocrine
Pre-CS
(Baseline)
Post-CS #2
(+4 Months)
Post-CS #1
(+6 Weeks)
Promising Initial Response Rate in Attractive Market
Neuroendocrine Tumor Trial Results (n=23)*
Number (n)
Primary Tumor Histology
Carcinoid	3
Pancreatic Islet Cell	17
Response
Not Evaluable (Toxicity, Incomplete Treatment, Orthotopic Liver Transplantation)	4
Progressive Disease	1
Minor Response / Stable Disease	3
Partial Response (30.0% - 99.0% Tumor Reduction)	13
Complete Response (No Evidence of Disease)	2
Objective Tumor Response	15
Objective Tumor Response Rate	79%
Duration (months)
Median Hepatic PFS	39
Overall Survival After CS	40
*Presentation at American Hepato-Pancreo-Biliary Association 2008 annual meeting

40  DELCATH SYSTEMS, INC
ASCO 2010 Presentation of Phase 3 Clinical Trial (cont.)
• Majority of BAC patients crossed over and obtained similar response from treatment
• Total 93 patient trial - 10 months median OS vs. 4 months expected1 (due to cross over provision, most patients received PHP/CS treatment)
• OS cohort analysis - all positive trends
 a) Median survival of 298 days for treatment arm compared to 124 in non-crossover BAC patients
 b) Median survival of 398 days for BAC Cross Over patients vs. 124 non-cross over BAC patients
• OS Secondary endpoint - No difference in Kaplan-Meier curves(due to cross over treatment response)
• Safety profile as expected - in line with current FDA approved labeling for IV administration of Melphalan and Phase I CS/PHP study results
 o Treatment related Deaths: 3/40 patients (7.5%) 3/116 procedures (2.6%)
 o Neutropenic Sepsis (n=2) 5%, Hepatic Failure (n=1) 2.5% (95% tumor burden)
 o Current approved labeling for Melphalan - 3% to 10% mortality rate.
Encouraging Survival Data With Expected Safety Profile
1. Source: Unger et. al. Cancer 2001;91: 1148

* DELCATH SYSTEMS, INC
© 2011 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED